                                                                    EXHIBIT 10.5

     The securities represented by this Warrant and issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. These securities and the securities issued upon exercise hereof may not be sold, pledged, transferred or assigned, nor may this Warrant be exercised, except in a transaction which is exempt under the provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement.


        VOID AFTER 5:00 P.M. PACIFIC STANDARD TIME ON NOVEMBER 13, 2005

               WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK

                        CYPRESS FINANCIAL SERVICES, INC.



No. W-BP-1                                             Dated:  February 12, 1999


     FOR VALUE RECEIVED, Cypress Financial Services, Inc. (the "Company"), a Nevada corporation with its principal offices located at 5400 Orange Avenue, Suite 200, Cypress, California 90630, hereby certifies that Batchelder & Partners, Inc., or permitted assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time, or from time to time during the period commencing on the date of this agreement and expiring at 5:00 p.m. Pacific Standard Time, on November 13, 2005 (the "Expiration Date"), up to FOUR HUNDRED THOUSAND (400,000) fully paid and non-assessable shares of the $.001 par value common stock of the Company (the "Common Stock") at prices as shown on Exhibit A (the "Exercise Price"). The number of shares of Common Stock and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     This Warrant is issued in connection with an agreement between the Company and Batchelder & Partners, Inc., wherein the Company has retained Batchelder & Partners, Inc., to act as its non-exclusive financial advisor.

     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

     1.  Exercise of Warrant.
         -------------------

         1.1  Exercise for Cash.  Subject to the limitations set forth below in
              -----------------
this Section 1 and in Section 8 hereof, this Warrant may be exercised in whole or in part, during the period commencing upon the date of this agreement, subject to the warrant vesting schedule on Exhibit A, and expiring at 5:00 p.m. Pacific Standard Time on the Expiration Date or, if such day is a day on which banking institutions in Los Angeles, California are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by check acceptable to the Company, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or its duly authorized attorney. As soon as practicable after each such exercise of the Warrants the Company at its expense shall issue and deliver to the Holder a certificate or certificates for the Common Stock, registered in the name of the Holder or its designee. The Company will pay all documentary stamp and other like taxes, if any, attributable to the initial issuance and delivery of the Warrants and the initial issuance and delivery of the Common Stock upon the exercise of Warrants. If this Warrant should be exercised in part only, the Company shall at its expense, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

          1.2  Net Issue Exercise.  Notwithstanding any provisions herein to the
               ------------------
contrary, if the fair value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company, or at the office of its stock transfer agent, if any, together with a properly endorsed Warrant Exercise Form and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

     X = Y(A-B)
         ------
            A


     Where  X =  the number of shares of Common Stock to be issued to the Holder

            Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

            A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

            B =  Exercise Price (as adjusted to the date of such calculation)


     For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value per share shall be either the (i) the average of the last reported sale prices of the Common Stock on the New York Stock Exchange for the five trading days prior to the date of determination of fair market value or, (ii) if the Common Stock is not listed on the New York Stock Exchange, the average of the closing prices quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal, for the five trading days prior to the date of determination of fair market value.

     2.  Reservation of Shares.  The Company will at all times reserve for
         ---------------------
issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     3.  Fractional Shares.  The Company shall not be required to issue a
         -----------------
fractional share upon the exercise of this Warrant, but rather the aggregate number of shares issuable will be rounded up or down to the nearest full share.

     4.  Transfer of Warrant.
         -------------------

         4.1  Transfer to Comply with the 1933 Act.  This Warrant may not be
              ------------------------------------
transferred or assigned in whole or in part without compliance with the 1933 Act and applicable state securities laws by the transferor and the transferee (including the delivery of investment representation letters and a legal opinion reasonably satisfactory to the Company, if such are reasonably requested by the Company). Any transfer of this Warrant shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. Subject to the provisions of this Warrant, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. The Holder agrees to pay reasonable third party out-of-pocket expenses associated with any such transfer. Notwithstanding the foregoing in this Section 4.1, this Warrant may be transferred, in whole or in part, without the consent of the Company, to or among the employees and shareholders of Batchelder & Partners, Inc. by the Holder executing the Assignment Form attached hereto which includes the acknowledgement by the employee or shareholder of Batchelder & Partners, Inc. of the provisions and restrictions of this Warrant.

         4.2  Exchange of Warrant in Different Denominations and in Connection
              ----------------------------------------------------------------
with a Transfer. Subject to the provisions of Section 4.1 hereof, this Warrant
---------------
is exchangeable, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 4.1 hereof, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment attached hereto duly executed, the Company at its expense shall execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

         4.3  Mutilated or Missing Warrants.  In the event that any Warrant
              -----------------------------
shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. An applicant for such a substitute Warrant shall comply with such other reasonable procedures as the Company may reasonably require.

     5.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
         --------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6.  Special Notices.
         ---------------

         (a) Whenever the Exercise Price or number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 7 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by certified or registered mail, return receipt requested) to the Holder of this Warrant.

         (b)  In case:

              (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

              (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

              (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

     7.  Adjustments.  The Exercise Price and the number of shares purchasable
         -----------
hereunder are subject to adjustment from time to time as follows:

         7.1  Merger, Sale of Assets, etc.  If at any time while this Warrant,
              ---------------------------
or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. The foregoing provisions of this Section 7.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the Holder would be entitled to receive such securities or other property as such Holder would have been entitled to receive had the Warrant been exercised immediately prior to such transaction, with the Exercise Price appropriately adjusted, all subject to further adjustment as provided in this Section 7.

         7.2  Reclassification, etc.  If the Company, at any time while this
              ---------------------
Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 7.

         7.3  Split, Subdivision or Combination of Shares.  If the Company at
              -------------------------------------------
any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities as to which purchase rights under this Warrant exist, or into a different number of securities of the same class, the number of shares of Common Stock purchasable upon exercise immediately prior to such action shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or would have been entitled to receive immediately after such action had the Warrant been exercised immediately prior to such action and the Exercise Price shall be appropriately adjusted, all subject to further adjustment as provided in this Section 7.

         7.4  Adjustments for Dividends in Stock or Other Securities or
              ---------------------------------------------------------
Property. If while this Warrant, or any portion hereof, remains outstanding and
--------
unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such Holder would have been entitled to receive immediately after such action had the Warrant been exercised immediately prior to such action, and the Exercise Price shall be appropriately reduced, all subject to further adjustment as provided in Section 7.

         7.5  Adjustments for Extraordinary Cash Dividends or Distributions. If
              -------------------------------------------------------------
while this Warrant, or any portion hereof, remains outstanding and unexpired, but is not yet exercisable pursuant to Section 1.1, the Company determines to make any extraordinary cash dividends or distributions to its stockholders, including in liquidation, then the Company's notice to the Holder pursuant to
Section 6 shall include a provision (as determined in good faith by the Company's Board of Directors) that (i) the Holder may exercise this Warrant prior to such transaction; and/or (ii) in the Board of Directors discretion, but only if feasible, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights of the Holder after the transaction to the end that the Holder would be entitled to receive immediately after the transaction such securities or other property as such Holder would have been entitled to receive had the Warrant been exercised immediately prior to such action, with the Exercise Price appropriately adjusted, all subject to further adjustment as provided in this Section 7.

         7.6  Adjustments for Rights Issues.  If while this Warrant, or any
              -----------------------------
portion hereof, remains outstanding and unexpired, the Company shall issue rights, options or warrants (collectively, "Rights") to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of common stock at a price per share which is lower at the record date mentioned below than the then current fair market value per share of Common Stock (as determined pursuant to Section 1.2), the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the additional number of shares of Common Stock offered for subscription or purchase in connection with such Rights and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate proceeds received or receivable by the Company upon exercise of such

Rights would purchase at the fair market value per share of Common Stock at such record date. Such adjustment shall be made whenever Rights are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive Rights.

         7.7  Certificate as to Adjustments.  Upon the occurrence of each
              -----------------------------
adjustment or readjustment pursuant to this Section 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         7.8  No Impairment.  The Company will not, by any voluntary action,
              -------------
avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

         7.9  Voluntary Adjustment by the Company.  The Company may at its
              -----------------------------------
option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company or accelerate the vesting of the warrants as deemed appropriate by the Board of Directors of the Company.

     8.  Restrictions on Exercise Imposed by Federal and State Securities Laws.
         ---------------------------------------------------------------------
Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the 1933 Act or under the securities laws of any state. As a condition to exercise, in the absence of an effective registration statement under the 1933 Act, the Company may require the Holder to sign a representation letter confirming compliance with this Agreement and applicable federal and state securities laws and other applicable laws, by reaffirmation of the following representations and warranties of the Holder:

         (a) this Warrant and the shares of Common Stock subject to this Warrant are or will be acquired by Holder solely for its own account, for investment purposes only and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution;

         (b) Holder is able to bear the economic risk of an investment in the Common Stock issued upon exercise of this Warrant and can afford to sustain a total loss of such investment;

         (c) Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with its acquisition of Common Stock pursuant to the terms of this Warrant;

         (d) Holder is an "accredited investor," as that term is defined in Regulation D under the 1933 Act, or if not an "accredited investor" then Holder, by reason of its business or financial experience or the business or financial experience of its advisors, has the capacity to protect its own interest in connection with the purchase of the Common Stock; and

         (e) Holder or its representatives have had had an adequate opportunity to ask questions and receive answers from the officers of the Company concerning, among other matters, the Company, its management, its plans for the operation of its business and potential additional acquisitions.


     9.  Legend.  Unless the shares of Common Stock have been registered under
         ------
the 1933 Act, upon exercise of any of the Warrants and the issuance of any of the shares of Common Stock, all certificates representing shares shall bear on the face thereof substantially the following legend, as well as any other legends necessary to comply with applicable state and federal laws for the issuance of such shares:


         "The shares represented by this Certificate have not been registered under the United States Securities Act of 1933 ("the 1933 Act") and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act the availability of which is to be established to the satisfaction of the Company."


     10. Registration Rights.
         -------------------

         10.1  Definitions.
               -----------

               (a) As used in this Section 10, the following terms shall have the meanings set forth below:

                    (i) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act.

                    (ii) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than a majority of the outstanding Registrable Securities.

                    (iii) "Registrable Securities" shall mean shares of Common
               Stock issued or issuable pursuant to the exercise of this Warrant; provided, however, Registrable Securities shall not include any shares of Common Stock which have previously been sold to the public either pursuant to a registration statement or Rule 144.

                (iv) "Registration Expenses" shall mean all expenses incurred and affecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by such registration, but shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company, or Selling Expenses.

                (v) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the 1933 Act as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                (vi) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Securities and the fees and expenses of separate counsel, if any, for the Holders.

     10.2  Company Registration.
           --------------------


           (a) If the Company shall determine to register any of its securities for its own account (other than the registration of securities to be issued or issuable under a stock option plan, employee stock ownership plan or similar employment related plans) or if the Company shall determine or be required to register any of its securities for the account of a security holder or holders exercising their respective demand registration rights, then the Company will:

                (i) promptly give to each holder of Registrable Securities written notice thereof; and

                (ii) use its reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 10.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any holder of Registrable Securities and received by the Company within ten days after written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a holder's Registrable Securities.

           (b)  Underwriting.  In connection with any underwritten offering by
                ------------
the Company of any of its securities, no such registration of the Registrable Securities shall be required if the managing underwriter for the Company advises the Company and the holder of Registrable Securities in writing that including all or part of the Registrable Securities and the securities of the Company held by other security holders entitled to participate in such offering will materially adversely affect the proposed offering and jeopardize the

Company's ability to sell its own securities in such offering. If such managing underwriter advises the Company that, in its opinion, part of the Registrable Securities and the securities of the Company held by other security holders entitled to participate in such offering may be included in such offering without materially adversely affecting the proposed offering, then the Company shall be obligated to include such lesser number of Registrable Securities and the securities of the Company held by other security holders of the Company in such offering, which securities shall be taken from those owned and held by a group consisting of the holders of the Registrable Securities and the other holders of the Company's securities having registration rights that are pari passu with those of the holders of the Registrable Securities, and such limitation shall be imposed upon the holders of the Registrable Securities and such other holders pro rata on the basis of the total number of shares of Registrable Securities and the shares of the Company's securities held by such other holders or obtainable by them upon the exercise of rights with respect to other securities owned by them.

     (c) In connection with any underwritten offering by the Company in which any holder of Registrable Securities participates pursuant to this Section 10.2, such holder shall, if requested by the managing underwriter or underwriters thereof, agree not to sell any of the Warrants or Registrable Securities owned by such holder in any transaction other than those included in such underwritten offering for a period beginning 60 days prior to the date the Company and the underwriter reasonably expect the registration statement to become effective, and for such period after the effective date of the registration statement as is agreed upon by the underwriters and the Company (not to exceed 180 days). Such holder shall not be required to enter into an agreement not to sell unless all of the Company's executive officers and directors also agree to such limitations. Notwithstanding the foregoing, any holder of Registrable Securities who elects to withdraw the Registrable Securities requested to be included in such offering pursuant to Section 10.2(a)(ii) shall not be bound by the agreement not to sell its Warrants or Registrable Securities in other transactions. Provided, however, that if such holder elects to withdraw its Registrable Securities and the managing underwriter reasonably determines that a sale by such holder would adversely affect the contemplated offering, then such holder shall agree not to sell any of its Warrants or Registrable Securities for a period beginning 60 days prior to the date the Company and the underwriter reasonably expect the registration statement to become effective, and for a period of 60 days after the effective date of the registration statement.

     (d)  The Company may delay any underwritten offering pursuant to this
Section 10.2 when a condition or pending transaction exists the disclosure of which would reasonably be expected to have a material effect on the proposed offering.

     10.3  Request for Registration.
           ------------------------


           (a) If the Company shall receive from the Initiating Holders at any time or times not earlier than one year after the date of this Agreement a written request that the Company effect any registration with respect to all or a part of the Common Stock held by persons holding Registrable Securities the Company will:

                     (i) promptly give written notice of the proposed registration to all persons holding Registrable Securities, and

                     (ii) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the 1933 Act) and as would permit or facilitate the sale and distribution of all or such portion of such Common Stock as are specified in such request, together with all or such portion of the Registrable Securities of any holder or holders joining in such request as are specified in a written request received by the Company within twenty days after such written notice from the Company is mailed or delivered.


     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 10.3:

                     (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                     (B) Except as provided in the last sentence of subsection 10.3(b) below, after the Company has initiated one such registration pursuant to this Section 10.3 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which Registrable Securities have been sold); or

                     (C) During the period starting with the date sixty days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty days after the effective date of, a registration by the Company for the sale by the Company of the Company's securities; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

               (b) Subject to the foregoing clauses (A) through (C), the Company shall: (i) file a registration statement covering the Common Stock so requested to be as soon as practicable after receipt of the requests of the Initiating Holders; (ii) use its reasonable best efforts to keep such registration effective for a period of ninety days or until the Holders of the Registrable Securities have completed the distribution described in the registration statement relating thereto, whichever first occurs; (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement; (iv) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Securities from time to time may reasonably request; (v) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and (vi) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration. The registration statement filed pursuant to the request of the Initiating Holders may not include other securities of the Company (except for securities which are included pursuant to piggyback registration provisions ("Piggyback Securities") in contracts entered into by the Company) unless the written consent of the Initiating Holders has been obtained. If written consent is not obtained, the Company may nevertheless include other securities in such registration; provided, however, if the amount of Registrable Securities actually sold is less than the amount of Registrable Securities requested to be registered by the Initiating Holders, then the Initiating Holders shall have a subsequent demand registration right or rights, pursuant to this Section 10.3, with respect to any Registrable Securities requested but not successfully sold.

                 (c) If the offering of the Registrable Securities is to be underwritten the Company shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders, which underwriters are reasonably acceptable to the Company. If a holder of Registrable Securities does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities so excluded shall also be withdrawn from registration.

     10.4  Expenses of Registration.  All Registration Expenses incurred in
           ------------------------
connection with any registration, qualification or compliance pursuant to
Section 10 shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

     10.5  Indemnification.
           ---------------

           (a) The Company will indemnify each Holder, each of its officers, directors and partners, employees, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 10, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the 1933 Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, employees, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 10.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

           (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected pursuant to this Section 10, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act, and each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 10.5 exceed the gross proceeds from the offering received by such Holder.

           (c) Each party entitled to indemnification under this Section 10.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

           (d) If the indemnification provided for in this Section 10.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

           (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

           10.6  Information by Holder.  Each holder of Registrable Securities
                 ---------------------
shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 10.

           10.7  Rule 144 Reporting.  With a view to making available the
                 ------------------
benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to make and keep public information regarding the Company available as those terms are understood and defined in Rule 144.

           10.8  Transfer or Assignment of Registration Rights.  The rights to
                 ---------------------------------------------
cause the Company to register securities granted to a holder of Registrable Securities by the Company under this Section 10 may be transferred or assigned by a Holder in connection with a transfer or assignment of the Warrants or a transfer or assignment of Common Stock in connection with the exercise of the Warrants provided that the Company has been given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 10.

     11.  Notices.  All notices required hereunder shall be in writing and shall
          -------
be deemed given when delivered personally and, in the case of mailing, on the third business day following the date of such mailing, when mailed by certified or registered mail, return receipt requested, at the address of such party as set forth on the first page, or at such other address of which the Company or Holder has been advised by notice hereunder.

     12.  Applicable Law.  This Warrant is issued under and shall for all
          --------------
purposes be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                              CYPRESS FINANCIAL SERVICES, INC.,
                              a Nevada corporation


                              By: /s/ MANUEL OCCIANO
                                 -----------------------------------
                                      Manuel Occiano
                                      Chief Executive Officer

                                   EXHIBIT A
                                   ---------

                            WARRANT VESTING SCHEDULE


                                              Target Enterprise (1)(2)(3)(4)
        Shares          Exercise price               Value (millions)
--------------------------------------------------------------------------------
        100,000             $1.75                         N/A

        50,000              $2.25                       $17.29

        50,000              $2.75                       $20.55

        50,000              $3.25                       $23.82

        50,000              $3.75                       $27.08

        50,000              $4.25                       $30.34

        50,000              $4.75                       $33.61


(1) 100,000 shares are to be vested at $1.75 per share upon execution of this Warrant.

(2) For clarity purposes, upon the achievement of any Target Enterprise Value, it is expressly agreed and understood that the shares associated with such Target Enterprise Value shall be fully vested and further that all lesser Target Enterprise Value thresholds shall have been met and the shares associated with such Target Enterprise Values shall be fully vested. For example, if prior to the Expiration Date, the Target Enterprise Value equals or exceeds $20,550,000, then this Warrant shall be exercisable as to 200,000 shares through the Expiration Date irrespective of whether the Target Enterprise Value thereafter declines.

(3) It is expressly agreed that the Company shall have the ability to accelerate the vesting of any and all Warrants based upon the Company's assessment of the services provided.

(4) Target Enterprise Value is defined as the aggregate fair market value of all equity of the Company (including stock options, warrants or similar rights to acquire stock on a fully diluted basis but excluding any unvested Warrants referred to herein) plus the face value of any debt issued or assumed by the Company. The fair market value shall be calculated as provided in Section 1.2 of this Warrant.